                                                                Exhibit 10.14
                                 Deed of Trust,
                         Security Agreement, Assignment
                            of Rents and Leases, and
                                 Fixture Filing

                               TABLE OF CONTENTS

                                                                                                     Page

ARTICLE I COVENANTS AND AGREEMENTS OF THE GRANTOR .................................................     6
     SECTION 1.1.  Payment of Secured Obligations and Other Obligations ...........................     6
     SECTION 1.2.  Title to Collateral, etc .......................................................     6
     SECTION 1.3.  Title Insurance. ...............................................................     7
     SECTION 1.4.  Recordation ....................................................................     8
     SECTION 1.5.  Payment of Impositions, etc ....................................................     8
     SECTION 1.6.  Insurance and Legal Requirements ...............................................     9
     SECTION 1.7.  Security Interests, etc ........................................................    10
     SECTION 1.8.  Permitted Contests .............................................................    10
     SECTION 1.9.  Leases .........................................................................    11
     SECTION 1.10. Compliance with Instruments ....................................................    11
     SECTION 1.11. Maintenance and Repair, etc ....................................................    11
     SECTION 1.12. Alterations, Additions, etc ....................................................    12
     SECTION 1.13. Acquired Property Subject to Lien ..............................................    12
     SECTION 1.14. Assignment of Leases, Rents, Proceeds, etc. ....................................    13
     SECTION 1.15. No Claims Against the Beneficiary ..............................................    15
     SECTION 1.16. Indemnification Against Obligations ............................................    16
     SECTION 1.17. No Credit for Payment of Taxes .................................................    17
     SECTION 1.18. Offering of the Notes ..........................................................    17
     SECTION 1.19. Hazardous Material and Wastes ..................................................    18
ARTICLE II INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC. .........................................    18
     SECTION 2.1.  Insurance. .....................................................................    18
     SECTION 2.2.  Damage, Destruction or Taking; Grantor to Give Notice; Assignment of Awards ....    20
     SECTION 2.3.  Application of Proceeds and Awards .............................................    21
     SECTION 2.4.  Total Taking and Total Destruction .............................................    23
ARTICLE III EVENTS OF DEFAULT; REMEDIES, ETC. .....................................................    24
     SECTION 3.1.  Events of Default; Acceleration ................................................    24
     SECTION 3.2.  Legal Proceedings; Foreclosure .................................................    25
     SECTION 3.3.  Power of Sale ..................................................................    26

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                               TABLE OF CONTENTS
                                  (continued)

                                                                                        Page

     SECTION 3.4.  Uniform Commercial Code Remedies ....................................  26
     SECTION 3.5.  Beneficiary Authorized to Execute Deeds, etc ........................  27
     SECTION 3.6.  Purchase of Collateral by Beneficiary ...............................  27
     SECTION 3.7.  Receipt a Sufficient Discharge to Purchaser .........................  27
     SECTION 3.8.  Waiver of Appraisement, Valuation, etc ..............................  28
     SECTION 3.9.  Sale a Bar Against Grantor ..........................................  28
     SECTION 3.10. Application of Proceeds of Sale and Other Moneys ....................  28
     SECTION 3.11. Appointment of Receiver .............................................  29
     SECTION 3.12. Possession, Management and Income ...................................  29
     SECTION 3.13. Right of Beneficiary to Perform Grantor's Covenants, etc ............  30
     SECTION 3.14. Subrogation .........................................................  30
     SECTION 3.15. Remedies, etc., Cumulative ..........................................  31
     SECTION 3.16. Provisions Subject to Applicable Law ................................  31
     SECTION 3.17. No Waiver, etc ......................................................  31
     SECTION 3.18. Compromise of Actions, etc ..........................................  31
ARTICLE IV DEFINITIONS .................................................................  32
     SECTION 4.1. Terms Defined in this Deed of Trust ..................................  32
     SECTION 4.2. Use of Defined Terms .................................................  34
     SECTION 4.3. Credit Agreement Definitions .........................................  34
ARTICLE V MISCELLANEOUS ................................................................  34
     SECTION 5.1. Further Assurances; Financing Statements. ............................  34
     SECTION 5.2. Additional Security ..................................................  35
     SECTION 5.3. Defeasance; Partial Release, etc. ....................................  36
     SECTION 5.4. Notices, etc .........................................................  36
     SECTION 5.5. Waivers, Amendments, etc .............................................  36
     SECTION 5.6. Cross-References .....................................................  36
     SECTION 5.7. Headings .............................................................  37
     SECTION 5.8. Governing Law ........................................................  37

                               TABLE OF CONTENTS
                                  (continued)

                                                                                     Page
SECTION 5.9.  Successors and Assigns, etc .............................................. 37
SECTION 5.10. Loan Document ...........................................................  37
SECTION 5.11. Severability ............................................................  37
SECTION 5.12. Accommodation Provisions ................................................  37

ACKNOWLEDGEMENTS

Schedule 1 - Description of the Land
Schedule 2 - Permitted Encumbrances

                                                       (For Recorder's Use Only)

Recording Requested By and
When Recorded, Mail To:

Boise A. Ding, Esq.
Mayer, Brown & Platt
350 South Grand Avenue, 25th Floor
Los Angeles, California  90071

--------------------------------------------------------------------------------
                   (Space above this line for recorder's use)

                                 Deed of Trust,
                     Security Agreement, Assignment of Rents
                         and Leases, and Fixture Filing

                           Dated as of August 21, 2001

     This Deed of Trust, Security Agreement, Assignment of Rents and Leases, and Fixture Filing (this "Deed of Trust") has been executed by AMERICAN EDUCATIONAL
                      -------------
PRODUCTS, INC., a Colorado corporation, having an address at 401 Hickory Drive, Fort Collins, CO 80524 (the "Grantor") in favor of THE PUBLIC TRUSTEE FOR THE
                             -------
COUNTY OF LARIMER, STATE OF COLORADO, as trustee ("Trustee"), for the benefit of
                                                   -------
BANK OF AMERICA, N.A.(successor in interest to Bank of America National Trust and Savings Association and Continental Bank, N.A.), having an address at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Ms. Debra Basler, as
                                               ---------
agent for the various financial institutions (the "Lenders") which are, or may
                                                   -------
from time to time hereafter become, parties to the Credit Agreement, as hereinafter defined (herein together with its successors and assigns acting as agent at the time under such Credit Agreement, the "Beneficiary"),
                                                    -----------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Grantor is on the date of delivery hereof the owner of fee title to the parcel or parcels of land described in Schedule 1 hereto (the
                                                    ----------
"Land") and of the Improvements (such term and other capitalized terms used in
 ----
this Deed of Trust having the respective meanings specified or referred to in
Article 4);
---------

     WHEREAS, pursuant to an Amended and Restated Credit Agreement (Five Year) dated May 29, 2001 (the "Credit Agreement") among Nasco International, Inc.
                         ----------------
("Nasco"), certain lenders, Bank One, Wisconsin, as documentation agent and
  -----
Beneficiary, as administrative agent the lenders thereunder have extended certain credit (herein referred to collectively as the "Loans"), which Loans are
                                                        -----
evidenced by Notes issued under the Credit Agreement (the indebtedness evidenced by such Notes is sometimes hereinafter referred to as the "Secured
                                                           -------
Obligations")to Nasco, including for, among other things, financing the AMEP
-----------
Acquisition.

     WHEREAS, Grantor shall derive substantial benefit from the AMEP Acquisition and whereas Beneficiary would not have entered into the Credit Agreement but for Grantor's agreement to execute and deliver this Deed of Trust which serves as an "AMEP Mortgage" as defined under the Credit Agreement;

     WHEREAS, as used in this Deed of Trust the term "Obligations" means and
                                                      -----------
includes all of the following:

          (a) the principal of and interest on the Secured Obligations;

          (b) all other indebtedness of any kind arising under, and all amounts of any kind which, at any time become due and owing to the Beneficiary under or with respect to the Credit Agreement, the Notes, this Deed of Trust, the Collateral Documents referred to in the Credit Agreement, and any other document, agreement or other instrument delivered pursuant to or in connection with the Credit Agreement or this Deed of Trust (herein collectively called the "Loan Documents");
                              --------------

          (c) all of the covenants, obligations and agreements and the truth and completeness of all representations and warranties, of Nasco and/or Grantor, in, under or pursuant to the Loan Documents;

          (d) any and all advances, costs and expenses including, without limitation, all costs of enforcement and collection, paid or incurred by the Beneficiary to protect any of the Collateral (as hereinafter defined), perform any obligation of Nasco, Grantor or any other Person under or with respect to the Loan Documents or collect any amount owing to the Beneficiary and the Lenders which is secured or evidenced hereby or by any other Loan Document; and

          (e) interest on all of the foregoing.

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to Nasco from time to time pursuant to the Credit Agreement, the Grantor hereby enters into this Deed of Trust.

                                   G R A N T :
                                   ----------

     FOR and in consideration of the premises, and of the mutual covenants herein contained, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Obligations, the Grantor hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers and conveys unto Trustee IN TRUST, WITH POWER OF SALE, for the benefit and security of the Beneficiary and its successors and assigns, forever, all of the following (the "Collateral"):
 ----------

          (a) Real Estate. All of the Land and all additional lands and estates
              -----------
     therein now owned or hereafter acquired by the Grantor for use or development with the Land or any portion thereof and which is made subject to the lien hereof from time to time by supplemental deed of trust or otherwise, together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anywise pertaining to the Land and such additional lands and estates therein (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and such additional lands and estates therein and any interest therein; all estate, claim, demand, right, title or interest of the Grantor in and to any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof and such additional lands and estates therein; all strips and gores belonging, adjacent or pertaining to the Land or such additional lands and estates; and any after-acquired title to any of the foregoing (herein collectively called the "Real Estate");
                                      -----------

          (b) Improvements. All buildings, structures and other improvements and
              ------------
     any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Real Estate; and all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of every kind and nature whatsoever and all replacements thereof, now or hereafter affixed or attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Real Estate or such buildings, structures and other improvements now or hereafter owned by the Grantor, including, but not limited to, partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property which are considered fixtures under applicable law (such buildings, structures and other improvements and such other property are herein collectively referred to as the "Improvements"; the Real Estate and the Improvements are
                ------------
     collectively referred to as the "Property");
                                      --------

          (c) Goods. All building materials, goods, construction materials,
              -----
     appliances (including, without limitation, stoves, ranges, ovens, disposals, refrigerators, water fountains and coolers, fans, heaters, dishwashers, clothes washers and dryers, water heaters, hood and fan combinations, kitchen equipment, laundry equipment, kitchen cabinets and other similar equipment), stocks, beds, mattresses, bedding and linens, supplies, blinds, window shades, drapes, carpets, floor coverings, office equipment, growing plants and shrubberies, control devices, equipment (including window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, pest control and other equipment), motor vehicles, tools, furnishings, furniture, lighting, non-structural additions to the Real Estate and Improvements and all other tangible property of any kind or character, together with all replacements thereof, now or hereafter owned by the Grantor and located on or in or used or useful in connection with the complete and comfortable use, enjoyment, occupation, operation, development and maintenance of the Property, regardless of whether or not located on or in the Property or located elsewhere for purposes of storage, fabrication or otherwise, exclusive of any of the foregoing items of property owned by tenants of portions of the Improvements (herein collectively referred to as the "Goods");
                                                           -----

          (d) Intangibles. All goodwill, trademarks, trade names, option rights,
              -----------
     purchase contracts, books and records and general intangibles of the Grantor relating to the Property and all accounts, contract rights, instruments, chattel paper and other rights of the Grantor for the payment of money for property sold or lent, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of the Grantor relating to the Property, but specifically excluding rights of the Grantor in, to and under contracts with providers of goods or services in connection with the maintenance and operation of the Property (herein collectively referred to as the "Intangibles");
                                      -----------

          (e) Plans. All rights of the Grantor in and to all plans and
              -----
     specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Improvements or any construction on the Real Estate (herein collectively referred to as the "Plans");
      -----

          (f) Permits. All rights of the Grantor in, to and under all permits,
              -------
     franchises, licenses, approvals and other authorizations respecting the use, occupation and operation of the Property and every part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction (herein collectively called the "Permits");
                                                          -------

          (g) Leases of Furniture, Furnishings and Equipment. All right, title
              ----------------------------------------------
     and interest of the Grantor as lessee in, to and under any leases of furniture, furnishings and equipment now or hereafter installed in or at any time used in connection with the Property;

          (h) Proceeds. All proceeds of the conversion, voluntary or involuntary
              --------
     of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards (herein collectively referred to as "Proceeds"); and
            --------

          (i) Other Property. All other property and rights of the Grantor of
              --------------
     every kind and character relating to the Property, and all proceeds and products of any of the foregoing.

     AND, without limiting any of the other provisions of this Deed of Trust, the Grantor expressly grants to the Beneficiary, as secured party, a security interest in all of those portions of the Collateral which are or may be subject to the State Uniform Commercial Code provisions applicable to secured transactions and this Deed of Trust shall also constitute a security agreement from the Grantor to the Beneficiary under the State Uniform Commercial Code and IT IS INTENDED THAT THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING UNDER THE STATE UNIFORM COMMERCIAL CODE;

     TO HAVE AND TO HOLD the Collateral unto the Trustee for the benefit of Beneficiary and its successors and assigns, forever.

     FURTHER to secure the full, timely and proper payment and performance of the Obligations, the Grantor hereby covenants and agrees with and warrants to the Beneficiary as follows:

                                   ARTICLE I

                     COVENANTS AND AGREEMENTS OF THE GRANTOR
                     ---------------------------------------

     SECTION 1.1. Payment of Secured Obligations and Other Obligations. The
                  ----------------------------------------------------
Grantor agrees that it will cause Nasco to duly and punctually pay:

          (a) the principal of and interest on the Secured Obligations at the time outstanding in accordance with the terms thereof and hereof, and

          (b) when and as due and payable from time to time in accordance with the terms hereof or of any other applicable Loan Document, all other Obligations.

     SECTION 1.2. Title to Collateral, etc. The Grantor represents and warrants
                  ------------------------
to and covenants with the Beneficiary that:

          (a) as of the date hereof and at all times hereafter while this Deed of Trust is outstanding, the Grantor is the absolute owner of the legal and beneficial title to the Property and to all other property included in the Collateral, and has good and marketable title in fee simple absolute to the Property, subject in each case only to this Deed of Trust and the encumbrances set forth in Schedule 2 hereto (the
                                                          ----------
     "Permitted Encumbrances");
      ----------------------

          (b) the Grantor has good and lawful right, power and authority to execute this Deed of Trust and to convey, transfer, assign, mortgage and grant a security interest in the Collateral, all as provided herein;

          (c) this Deed of Trust has been duly executed, acknowledged and delivered on behalf of the Grantor, all consents and other actions required to be taken by the officers, directors, shareholders and partners, as the case may be, of the Grantor have been duly and fully given and performed and this Deed of Trust constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms;

          (d) the Grantor, at its expense, will warrant and defend to the Beneficiary and any purchaser under the power of sale herein or at any foreclosure sale such title to the Collateral and the first deed of trust lien and first priority perfected security interest of this Deed of Trust thereon and therein against all claims and demands and will maintain, preserve and protect such lien and security interest and will keep this Deed of Trust a valid, direct first deed of trust lien of record on and a first priority perfected security interest in the Collateral, subject only to the Permitted Encumbrances; and

          (e) the Grantor will maintain and preserve its corporate existence and good standing under the laws of the State.

     SECTION 1.3. Title Insurance.
                  ---------------

          SECTION 1.3.1. SECTION 1.3.1. Concurrently with the execution and delivery of this Deed of Trust, the Grantor, at its expense, has obtained and delivered to the Beneficiary a loan policy in the amount of $567,700, naming the Beneficiary as the insured, insuring the title to and the first deed of trust lien of this Deed of Trust on the Property. The Grantor has duly paid in full all premiums and other charges due in connection with the issuance of such policy of title insurance.

          SECTION 1.3.2. [INTENTIONALLY OMITTED]

          SECTION 1.3.3. [INTENTIONALLY OMITTED]

          SECTION 1.3.4. Title Insurance Proceeds. All proceeds received by and
                         ------------------------
payable to the Beneficiary for any loss under the loan policy or policies of title insurance referenced in Section 1.3.1, or under any policy or policies of
                              -------------
title insurance delivered to the Beneficiary in substitution therefor or replacement thereof, shall be the property of the Beneficiary and shall be applied by the Beneficiary in accordance with the provisions of Section 2.3.
                                                                -----------

     SECTION 1.4. Recordation. The Grantor, at its expense, will at all times
                  -----------
cause this Deed of Trust and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof) and each other instrument delivered in connection with any Loan Document and intended thereunder to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien and security interest of this Deed of Trust as a valid, direct first deed of trust lien and first priority perfected security interest in the Collateral, subject only to Permitted Encumbrances. The Grantor will pay or cause to be paid, and will indemnify the Beneficiary in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Deed of Trust and any and all supplements and amendments hereto.

     SECTION 1.5. Payment of Impositions, etc. Subject to Section 1.8 (relating
                  ---------------------------             -----------
to permitted contests), the Grantor will pay or cause to be paid within 30 days after the same become a lien, but in any event before the same would become delinquent and before any fine, penalty, interest or cost may be added for non-payment, all taxes, assessments, water and sewer rates, charges, license fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Collateral, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes, and all taxes, assessments or charges which may be levied on the Secured Obligations, or the interest thereon (collectively, the "Impositions"). The Grantor will deliver to the Beneficiary, upon request,
 -----------
copies of official receipts or other satisfactory proof evidencing such payments. Notwithstanding the foregoing provisions of this Section 1.5, the
                                                           -----------
Beneficiary agrees that if the Grantor (through inadvertence), fails to make payment of any Imposition which is in a de minimis amount (which shall be an
                                        -- -------
amount less than or equal to $5,000), then the Beneficiary shall not declare an Event of Default as a result of such failure, provided (i) within five (5) days after the Grantor receives notice of such unpaid Imposition, the Grantor makes payment thereof and (ii) the Collateral is not, in the Beneficiary's judgment, in any danger of being subjected to judicial proceedings, sold, lost, forfeited or interfered with.

     SECTION 1.6. Insurance and Legal Requirements. Subject to Section 1.8
                  --------------------------------             -----------
(relating to permitted contests), the Grantor, at its expense, will comply, or cause compliance with

          (a) all provisions of any insurance policy covering or applicable to the Collateral or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Collateral or any part thereof or any use or condition of the Collateral or any part thereof (collectively, the "Insurance Requirements"); and
                         ----------------------

          (b) all laws, including Environmental Laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, property owners associations, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Collateral or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Collateral or any part thereof (collectively, the "Legal Requirements");
                         ------------------
whether or not compliance therewith shall require structural changes in or interference with the use and enjoyment of the Collateral or any part thereof.

     SECTION 1.7. Security Interests, etc. The Grantor will not directly or
                  -----------------------
indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any deed of trust, mortgage, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to or any other lien on or in the Collateral or any part thereof or the interest of the Grantor, the Beneficiary therein or any Proceeds thereof or Rents (as hereinafter defined) or other sums arising therefrom, other than (a) Permitted Encumbrances and (b) liens of mechanics, materialmen, suppliers or vendors or rights thereto incurred in the ordinary course of the business of the Grantor for sums not yet due or any such liens or rights thereto which are at the time being contested as permitted by
Section 1.8. The Grantor will not postpone the payment of any sums for which
-----------
liens of mechanics, materialmen, suppliers or vendors or rights thereto have been incurred (unless such liens or rights thereto are at the time being contested as permitted by Section 1.8), or enter into any contract under which
                          -----------
payment of such sums is postponable (unless such contract expressly provides for the legal, binding and effective waiver of any such liens or rights thereto), in either case, for more than 60 days after the completion of the action giving rise to such liens or rights thereto.

     SECTION 1.8. Permitted Contests. After prior written notice to the
                  ------------------
Beneficiary, the Grantor at its expense may contest, or cause to be contested, by appropriate action conducted in good faith, the amount or validity or application, in whole or in part, of any Imposition, Legal Requirement or Insurance Requirement or lien of a mechanic, materialman, supplier or vendor (including, without limitation, any lien of any mechanic, materialman, supplier or vendor arising from alterations or additions performed by the Grantor pursuant to the provisions of Section 1.12), provided that, (a) in the case of
                              ------------   -------- ----
an unpaid Imposition, lien, encumbrance or charge, such proceedings shall suspend the collection thereof from the Grantor, the Beneficiary, and the Collateral (including any rent or other income therefrom) and shall not interfere with the payment of any such rent or income, (b) neither the Collateral nor any rent or other income therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, lost or interfered with, (c) in the case of a Legal

Requirement, neither the Grantor nor the Beneficiary would be in danger of any civil or criminal liability for failure to comply therewith, (d) the Grantor shall have furnished such security, if any, as may be required in the proceedings or as may be requested by the Beneficiary, (e) the non-payment of the whole or any part of any Imposition will not result in the delivery of a tax deed to the Collateral or any part thereof because of such non-payment, (f) the payment of any sums required to be paid with respect to the Secured Obligations or under this Deed of Trust (other than any unpaid Imposition, lien, encumbrance or charge at the time being contested in accordance with this Section 1.8) shall
                                                              -----------
not be interfered with or otherwise affected, and (g) in the case of any Insurance Requirement, the failure of the Grantor to comply therewith shall not affect the validity of any insurance required to be maintained by the Grantor under Section 2.1.
      -----------

     SECTION 1.9. Leases. The Grantor represents and warrants to the Beneficiary
                  ------
that, as of the date hereof, there are no Leases (as hereinafter defined) with respect to all or any portion of the Property. The Grantor covenants and agrees with the Beneficiary that, after the date hereof, the Grantor will not enter into any Lease of all or any portion of the Property without first obtaining the written consent of the Beneficiary.

     SECTION 1.10. Compliance with Instruments. The Grantor at its expense will
                   ---------------------------
promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of the Grantor under the terms thereof. The Grantor will not take any action which may result in a forfeiture or termination of the rights afforded to the Grantor under any such instruments and will not, without the prior written consent of the Beneficiary, amend in any material respect any of such instruments.

     SECTION 1.11. Maintenance and Repair, etc. Subject to the provisions of
                   ---------------------------
Section 1.12, the Grantor will keep or cause to be kept all presently and
------------
subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and the ways adjoining the same, in good order and repair and in such a fashion that the value and utility of the Collateral will not be diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. All repairs, replacements and renewals shall be substantially equal in quality to the original Improvements. The Grantor at its expense will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Property and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Property and upon any adjoining property, whether or not the Grantor shall, by any Legal Requirement, be required to take such action or be liable for failure to do so.

     SECTION 1.12. Alterations, Additions, etc. So long as no Event of Default
                   ---------------------------
shall have occurred and be continuing, the Grantor shall have the right at any time and from time to time to make or cause to be made reasonable alterations of and additions to the Property or any part thereof, provided that any alteration
                                                   -------- ----
or addition: (a) shall not change the general character of the Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Property; (b) is effected with due diligence, in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements; and (c) is promptly and fully paid for, or caused to be paid for, by the Grantor.

     SECTION 1.13. Acquired Property Subject to Lien. All property at any time
                   ---------------------------------
acquired by the Grantor and provided or required by this Deed of Trust to be or become subject to the lien and security interest hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Deed of Trust without further action on the part of the Grantor or the Beneficiary. The Grantor, at its expense, will execute and deliver to (and will record and file as provided in Section 1.4) an instrument supplemental to this Deed of Trust satisfactory in
   -----------
substance and form to the Beneficiary, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Deed of Trust all right, title and interest of the Grantor in and to all property provided or required by this Deed of Trust to be subject to the lien and security interest hereof and acquired by the Grantor since the date of this Deed of Trust or the date of the most recent supplemental instrument so subjecting property to the lien and security interest hereof, whichever is later.

     SECTION 1.14. Assignment of Leases, Rents, Proceeds, etc.
                   -------------------------------------------

          (a) As part of the consideration for the Secured Obligations, and not as additional security therefor, Grantor hereby absolutely assigns and transfers to Beneficiary all the right, title and interest of Grantor in and to (i) all leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or hereafter entered into, whereby any Person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein, and all proceeds thereof (herein collectively referred to as the "Leases"), (ii) all rents, issues, profits,
                                      ------
     royalties, avails, income and other benefits derived or owned, directly or indirectly, by the Grantor from the Property, including, without limitation, all rents and other consideration payable by tenants, claims against guarantors, and any cash or other securities deposited to secure performance by tenants, under the Leases, and all proceeds thereof (herein collectively referred to as "Rents") and (iii) all Proceeds. In addition,
                                  -----
     Grantor hereby gives to and confers upon Beneficiary the right, power and authority to exercise all of Grantor's options, rights and remedies under the Leases and collect the Rents and Proceeds. Grantor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact, coupled with an interest, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, to exercise all of Grantor's options, rights and remedies under the Leases and to sue, in the name of Grantor or Beneficiary, for all Rents and Proceeds, and apply the same to the Obligations secured hereby; provided, however, that Grantor shall have a license to collect such Rents and Proceeds as provided in Section 1.14(c) below. The assignment of the
                                 ---------------
     Leases, Rents and Proceeds contained herein is intended to be an absolute assignment from Grantor to Beneficiary and not merely the passing of a security interest and shall be effective immediately upon the recording of this Deed of Trust. Grantor hereby waives any requirement that a receiver be appointed for the Collateral or that Beneficiary take possession of the Collateral in order for such assignment of the Leases, Rents and Proceeds to become effective. Nothing herein shall be construed as obligating Beneficiary to perform any of Grantor's obligations under any of the Leases or other agreements relating to the Collateral.

          (b) Grantor acknowledges and agrees that the acceptance by Beneficiary of the assignments of the Leases, Rents and Proceeds with all of the rights, powers, privileges and authority so created, shall not, prior to entry upon and taking of possession of the Property by Beneficiary, be deemed or construed to constitute a mortgagee in possession nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Leases or to the Property, or to take any action hereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Leases or other agreements relating to the Collateral, or to assume any obligation or responsibility for any security deposits or other deposits delivered to Grantor by lessees thereunder and not assigned and delivered to Beneficiary, nor shall Beneficiary be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation, in or about the Property.

          (c) Notwithstanding the absolute, present and irrevocable assignment, grant and conveyance by Grantor to Beneficiary of the Leases, Rents and Proceeds contained in this Deed of Trust, except as is otherwise provided in this Deed of Trust, a license and permission is hereby given to the Grantor, so long as no Event of Default has occurred and is continuing hereunder, to collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof and of the Leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence of an Event of Default,(i) such license and permission shall terminate immediately and automatically, without notice to the Grantor or any other Person, and shall not be reinstated upon a cure of such Event of Default without the express written consent of the Beneficiary and (ii) Beneficiary shall immediately be entitled to exercise all rights under the Leases and to the possession of all Rents and Proceeds, and to collect, receive and apply all Rents, Proceeds and all other rents, income, proceeds and benefits from the Collateral, including all right, title and interest of the Grantor in any escrowed sums or deposits or any portion thereof or interest therein, whether or not the Beneficiary takes possession of the Collateral or any part thereof. Furthermore, at the Beneficiary's option, upon the occurrence of an Event of Default hereunder, Beneficiary may:

               (i) enter upon and take possession of the Property for the purpose of collecting Rents, Proceeds and said rents, income, proceeds and other benefits;

               (ii) dispossess by the customary summary proceedings any tenant, purchaser or other Person defaulting in the payment of any amount when and as due and payable, or in the performance of any other obligation, under the Lease, contract or other instrument to which said Rents, Proceeds or other rents, income, proceeds or benefits relate;

               (iii) let or convey the Collateral or any portion thereof or any interest therein; and

               (iv) apply Rents, Proceeds and such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the Obligations in accordance with Section
                                                                     -------
          3.10.
          ----

          (d) Grantor hereby agrees to indemnify and hold Beneficiary harmless of and from any and all liability, loss, damage or expense that it may or might incur under or by reason of the assignments contained herein, or for any action taken by Beneficiary hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Beneficiary arising out of the Leases, including without limitation any claim by any lessees of credit for rental paid to and received by Grantor, but not delivered to Beneficiary, for any period under the Leases more than one (1) month in advance of the due date thereof. Should Beneficiary incur any such liability, loss, damage or expense, the amount thereof (including reasonable attorneys' fees) with interest thereon at the Default Rate shall be payable by Grantor immediately without demand, shall be secured by this Deed of Trust, and shall be part of the Obligations.

     SECTION 1.15. No Claims Against the Beneficiary. Nothing contained in this
                   ---------------------------------
Deed of Trust shall constitute any consent or
request by the Beneficiary, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against the Beneficiary in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the lien and security interest of this Deed of Trust. All contractors,
                                                         ----------------
subcontractors, vendors and other persons dealing with the Property, or with any
--------------------------------------------------------------------------------
persons interested therein, are hereby required to take notice of the provisions
--------------------------------------------------------------------------------
of this Section. If any mechanics' lien is recorded against the Property,
---------------
Grantor shall post bond, as provided by the law of the State, or cause the discharge of such lien within thirty (30) days after such lien is recorded.

     SECTION 1.16. Indemnification Against Obligations. The Grantor will
                   -----------------------------------
protect, indemnify, save harmless and defend the Beneficiary, each commercial banking institution (a "Participant") which pursuant to a participation
                        -----------
agreement has purchased a participation in any portion of the Loans or the Commitment, or both, and each Lender (collectively, the "Indemnified Parties"
                                                         -------------------
and individually, an Indemnified Party") from and against any and all
                     -----------------
liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees and expenses) imposed upon or incurred by or asserted against any Indemnified Party by reason of (a) ownership of an interest in this Deed of Trust, the Notes or the Property, (b) any accident, injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, non-use or condition of the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of the Grantor to perform or comply with any of the terms of this Deed of Trust, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof made or suffered to be made by or on behalf of the Grantor, (f) any negligence or tortious act on the part of the Grantor or any of its agents, contractors, lessees, licensees or invitees, (g) any work in connection with any alterations, changes, new construction or demolition of or additions to the Property, or (h) (i) any Hazardous Material on, in, under or affecting all or any portion of the Property, the groundwater, or any surrounding areas, (ii) any misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in Section 1.19, (iii) any
                                                  ------------
violation or claim of violation by the Grantor of any Environmental Laws, or
(iv) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material. If any action or proceeding be commenced, to which action or proceeding any Indemnified Party is made a party by reason of the execution of this Deed of Trust or the Notes, or in which it becomes necessary to defend or uphold the lien of this Deed of Trust, all sums paid by the Indemnified Parties, for the expense of any litigation to prosecute or defend the rights and lien created hereby, shall be paid by the Grantor to such Indemnified Parties, as the case may be, as hereinafter provided. The Grantor will pay and save the Indemnified Parties harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by the Indemnified Parties in respect of this Deed of Trust or any Secured Obligation. All amounts payable to the Indemnified Parties under this
Section 1.16 shall be deemed indebtedness secured by this Deed of Trust and any
------------
such amounts which are not paid within 10 days after written demand therefor by any Indemnified Party shall bear interest at the Default Rate from the date of such demand. In case any action, suit or proceeding is brought against any Indemnified Party by reason of any such occurrence, the Grantor, upon request of such Indemnified Party, will, at the Grantor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by the Grantor and approved by such Indemnified Party. The obligations of the Grantor under this Section 1.16 shall survive any discharge
                                      ------------
or reconveyance of this Deed of Trust or payment in full of the Secured Obligations.

     SECTION 1.17. No Credit for Payment of Taxes. The Grantor shall not be
                   ------------------------------
entitled to any credit against the Obligations by reason of the payment of any tax on the Property or any part thereof or by reason of the payment of any other Imposition, and shall not apply for or claim any deduction from the taxable value of the Property or any part thereof by reason of this Deed of Trust.

     SECTION 1.18. Offering of the Notes. Neither the Grantor nor any Person
                   ---------------------
acting on behalf of the Grantor has directly or indirectly offered the Notes or any portion thereof or any similar security to, or solicited any offer to buy any of the same from, any Person other than the Beneficiary. Neither the Grantor nor any Person acting on behalf of the Grantor has taken or will take any action which would subject the issuance of the Notes to the provisions of section 5 of the Securities Act of 1933, as amended.

     SECTION 1.19. Hazardous Material and Wastes. Neither the Grantor nor, to
                   -----------------------------
the best knowledge of Grantor, any other Person has ever caused or permitted any Hazardous Material to be held or disposed of on or at the Property or at any other property legally or beneficially owned by the Grantor. The Grantor further represents and warrants to the Beneficiary the same representations and warranties made by Nasco as set forth in Section 6.12 of the Credit Agreement and agrees to perform the obligations of Nasco as they relate to the Collateral set forth in Section 7.1.6 of the Credit Agreement.

                                   ARTICLE II

                 INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC.
                 ----------------------------------------------

     SECTION 2.1. Insurance.
                  ---------

          SECTION 2.1.1. Risks to be Insured. The Grantor will, at its expense,
                         -------------------
maintain or cause to be maintained with insurance carriers approved by the Beneficiary (a) insurance with respect to the Improvements against loss or damage by fire, lightning and such other risks as are included in standard "all-risk" policies, in amounts sufficient to prevent the Grantor and the Beneficiary from becoming a co-insurer of any partial loss under the applicable policies, but in any event in amounts not less than the then full insurable value (actual replacement value) of the Improvements, as determined by the Grantor in accordance with generally accepted insurance practice and approved by the Beneficiary or, upon the request of the Beneficiary as determined at the Grantor's expense by the insurer or insurers or by an expert approved by the Beneficiary, (b) commercial general liability, including bodily injury and property damage, insurance, with personal injury endorsement, applicable to the Property in such amounts as are usually carried by Persons operating similar properties in the same general locality, but in any event with a limit of not less than $3,000,000 per person for bodily injury liability, a limit of not less than $5,000,000 per occurrence for bodily injury liability and $500,000 for all claims for property damage liability with respect to any one occurrence, (c) explosion insurance in respect of any steam and pressure boilers and similar apparatus located in the Property in such amounts as are usually carried by persons operating similar properties in the same general locality, but in any event in an amount not less than $500,000, (d) worker's compensation insurance to the full extent required by applicable law for all employees of the Grantor engaged in any work on or about the Property and employer's liability insurance with a limit of not less than $3,000,000 for each occurrence, (e) all-risk, builders' risk insurance with respect to the Property during any period during which there is any construction work being performed, against loss or damage by fire or other risks, including vandalism, malicious mischief and sprinkler leakage, as are included in so-called "extended coverage" clauses at the time available, (f) business interruption insurance in an amount reasonably satisfactory to the Beneficiary, and (g) such other insurance with respect to the Property in such amounts and against such insurable hazards as the Beneficiary from time to time may reasonably require by written notice to the Grantor.

     SECTION 2.1.2. Policy Provisions. All insurance maintained by the Grantor
                    -----------------
pursuant to Section 2.1.1 shall (a) (except for worker's compensation insurance)
            -------------
name the Grantor as the named insured and the Beneficiary as an additional insured and loss payee, (b) (except for worker's compensation and commercial general liability insurance) provide that the proceeds for any losses shall be adjusted by the Grantor subject to the approval of the Beneficiary in the event the proceeds shall exceed $100,000, and shall be payable to the Beneficiary, to be held and applied as provided in Section 2.3, (c) include effective waivers by
                                   -----------
the insurer of all rights of subrogation against the Beneficiary, the indebtedness secured by this Deed of Trust and the Property and all claims for insurance premiums against the Beneficiary, (d) provide that any losses shall be payable notwithstanding (i) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms thereof, (iii) any foreclosure or other action or proceeding taken by the Beneficiary pursuant to any provision of this Deed of Trust, or (iv) any change in title or ownership of the Property, (e) provide that no cancellation, reduction in amount or material change in coverage thereof or any portion thereof shall be effective until at least 30 days after receipt by the Beneficiary of written notice thereof, and (f) be satisfactory in all other respects to the Beneficiary. Any insurance maintained pursuant to this
Section 2.1 may be evidenced by blanket insurance policies covering the Property
-----------
and other
properties or assets of the Grantor, provided that any such policy shall specify
                                     -------- ----
the portion, if less than all, of the total coverage of such policy that is allocated to the Property and shall in all other respects comply with the requirements of this Section 2.1.
                     -----------

     SECTION 2.1.3. Delivery of Policies, etc. The Grantor will deliver to the
                    -------------------------
Beneficiary, promptly upon request, (a) the originals (or, at the Beneficiary's option, certificates) of all policies evidencing all insurance required to be maintained under Section 2.1.1 (or, in the case of blanket policies,
                 -------------
certificates thereof by the insurers together with a counterpart of each blanket policy), and (b) evidence as to the payment of all premiums due thereon (with respect to commercial general liability insurance policies, all installments for the current year due thereon to such date), provided that the Beneficiary shall
                                            -------- ----
not be deemed by reason of its custody of such policies to have knowledge of the contents thereof. The Grantor will also deliver to the Beneficiary not later than 30 days prior to the expiration of any policy a binder or certificate of the insurer evidencing the replacement thereof and not later than 15 days prior to the expiration of such policy an original copy of the new policy (or, in the case of a replacement blanket policy, a certificate thereof of the insurer together with a counterpart of the blanket policy). In the event the Grantor shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of this Section 2.1, the Grantor will
                                              -----------
indemnify the Beneficiary against damage, loss or liability resulting from all risks for which such insurance should have been effected or maintained.

          SECTION 2.1.4. Separate Insurance. The Grantor will not take out
                         ------------------
separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 2.1.
                                                -----------

     SECTION 2.2. Damage, Destruction or Taking; Grantor to Give Notice;
                  ------------------------------------------------------
Assignment of Awards. In case of
--------------------

          (a) any damage to or destruction of the Collateral or any part thereof, or

          (b) any taking, whether for permanent or temporary use, of all or any part of the Collateral or any interest therein or right accruing thereto, as the result of or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Collateral or any portion thereof (a "Taking"), or the
                                           ------
     commencement of any proceedings or negotiations which may result in a Taking,

the Grantor will promptly give written notice thereof to the Beneficiary, generally describing the nature and extent of such damage or destruction and the Grantor's best estimate of the cost of restoring the Collateral, or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be. The Beneficiary shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Collateral on account of such Taking, and the Grantor hereby irrevocably assigns, transfers and sets over to the Beneficiary all rights of the Grantor to any such proceeds, awards or payments and irrevocably authorizes and empowers the Beneficiary, at its option, in the name of the Grantor or otherwise, to file and prosecute what would otherwise be the Grantor's claim for any such proceeds, award or payment and to collect, receipt for and retain the same for disposition in accordance with Section 2.3. The Grantor will pay all reasonable costs and expenses
     -----------
incurred by the Beneficiary in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, awards or payments in respect thereof.

     SECTION 2.3. Application of Proceeds and Awards. The Beneficiary may, at
                  ----------------------------------
its option, apply all amounts recovered under any insurance policy required to be maintained by the Grantor hereunder and all awards received by it on account of any Taking in any one or more of the following ways:

          (a) to the payment of the reasonable costs and expenses incurred by the Beneficiary in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses;

          (b) Ratably, to the payment of any Obligation secured by this Deed of Trust other than indebtedness with respect to the Secured Obligations;

          (c) Ratably, to the payment of the principal of the Secured Obligations and any interest (including post-petition interest payable in any proceedings for bankruptcy under applicable law ("Post-Petition
                                                           -------------
     Interest") to the
     --------
     extent such interest is an Obligation) accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the Default Rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amount shall be applied, first, to the payment of all amounts of
                                        -----
     interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued on the Secured Obligations and unpaid, second, to
                                                                   ------
     the payment of all amounts of principal at the time outstanding;

          (d) to fulfill any of the other covenants contained herein as the Beneficiary may determine;

          (e) to the Grantor for application to the cost of restoring the Collateral and the replacement of Goods destroyed, damaged or taken; or

          (f) to the Grantor.

     Notwithstanding the foregoing provisions of this Section 2.3 to the
                                                      -----------
contrary, and if each of the following conditions is satisfied, the Beneficiary, upon request of the Grantor, shall apply insurance proceeds or condemnation awards received by it to the restoration or replacement of the Collateral, to the extent necessary for the restoration or replacement thereof:

               (i)   there shall then exist no uncured material Default;

               (ii) the Grantor shall furnish to the Beneficiary a certificate of an architect or engineer reasonably acceptable to the Beneficiary stating (x) that the Collateral is capable of being restored, prior to the maturity of the Loans, to substantially the same condition as existed prior to the casualty or Taking, (y) the aggregate estimated direct and indirect costs of such restoration and (z) as to any Taking, that the property taken in such Taking, or sold under threat thereof, is not necessary to the Grantor's customary use or occupancy of the Property; and

               (iii) in the event that the estimated cost of restoration set forth in the certificate of such architect or engineer (and such revisions to such estimate as are from time to time made) exceeds the net insurance proceeds or condemnation awards actually received from time to time, the Grantor shall deposit the amount of such excess with the Beneficiary.

     In the event that such insurance proceeds or condemnation awards are to be utilized in the restoration of the Collateral, the Beneficiary shall disburse such Proceeds and the additional amounts deposited by the Grantor for such restoration after receipt of a written request for disbursement, on not less than five nor more than twelve Business Days' notice and, to the extent applicable, in accordance with customary construction loan procedures and conditions. In the event that such insurance or condemnation awards are to be utilized to replace the Collateral so destroyed or taken, the Beneficiary shall disburse such Proceeds after receipt of a written request for disbursement, on not less than five nor more than twelve Business Days' notice simultaneously with the acquisition of such replacement property by the Grantor. In the event that, after the restoration or replacement of the Collateral, any insurance or condemnation awards shall remain, such amount shall be paid to the Grantor. Insurance proceeds and condemnation awards shall be invested in the manner reasonably requested by the Grantor and approved by the Beneficiary, and all interest earned thereon shall be applied as provided in this Section 2.3. If,
                                                             -----------
prior to the receipt by the Beneficiary of such insurance proceeds or condemnation awards, the Collateral shall have been sold on foreclosure, the Beneficiary shall have the right to receive said insurance proceeds or condemnation awards to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment shall have been sought or recovered or denied, and the reasonable attorneys' fees, costs and disbursements incurred by the Beneficiary in connection with the collection of such award or payment.

     SECTION 2.4. Total Taking and Total Destruction. In the event of a Total
                  ----------------------------------
Destruction or a Total Taking, the Beneficiary shall apply all amounts recovered under any insurance policy referred to in Section 2.1.1 and all awards received
                                          -------------
by it on account of any such Taking as follows:

          (a) first, to the payment of the reasonable costs and expenses incurred by the Beneficiary in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out-of-pocket expenses;

          (b) second, Ratably, to the payment of any Obligation secured by this Deed of Trust other than indebtedness with respect to the Secured Obligations;

          (c) third, Ratably, to the payment of the principal of the Secured Obligations and any interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued and unpaid thereon, without regard to whether any portion or all of such amounts shall be matured or unmatured, together with interest at the Default Rate on any overdue principal and (to the extent permitted by applicable law) interest; and, in case such amount shall be insufficient to pay in full all such amounts, then such amount shall be applied, first, to the payment of all amounts of
                                        -----
     interest (including Post-Petition Interest to the extent such interest is an Obligation) accrued on the Secured Obligations and unpaid, and second,
                                                                       ------
     to the payment of all amounts of principal at the time outstanding;

          (d) fourth, to fulfill any of the other covenants contained herein as the Beneficiary may determine; and

          (e) fifth, the balance, if any, to the Grantor.

                                  ARTICLE III

                        EVENTS OF DEFAULT; REMEDIES, ETC.
                        ---------------------------------

     SECTION 3.1. Events of Default; Acceleration. If any one or more of the
                  -------------------------------
following events (herein called "Events of Default") shall occur:
                                 -----------------

          (a) if an "Event of Default" under and as defined in any of the Credit Agreement shall have occurred; or

          (b) if the Grantor shall default in the due and punctual performance or observance of any of its obligations under Section 1.4, 1.5, 1.7, 1.9,
                                                   -----------  ---  ---  ---
     or 2.1; or
        ---

          (c) if the Grantor shall fail to duly and punctually perform or comply with any provision of this Deed of Trust other than the provisions referred to in clause (a) or (b) of this Section 3.1 and such default shall continue
           ----------    ---         -----------
     unremedied for a period of 30 days after the date that notice of such nonperformance or noncompliance is delivered to the Grantor; or

          (d) if the Grantor shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, sell, convey, transfer, assign, grant a security interest in or otherwise dispose of the Collateral or any portion thereof or estate or interest therein; or

          (e) if subsequent to the date of this Deed of Trust the law of the State shall be changed by statutory enactment, judicial decision, regulation or otherwise, so as (i) to deduct from the value of land for the purpose of taxation (for state, county, municipal or other purpose) any lien or charge thereon, or (ii) to change the taxation of deeds of trust, mortgages or debts secured by land or the manner of collecting any such taxation, so as to affect this Deed of Trust, and thereafter, within 30 days following receipt of a written request from the Beneficiary, the Grantor shall have failed to enter into a lawful and binding agreement with the Beneficiary, satisfactory in substance and form to the Beneficiary, obligating the Grantor to reimburse the Beneficiary for any increase in taxation imposed on the Beneficiary by reason of any of the foregoing;

then and in any such event the Beneficiary may at any time thereafter exercise any right or remedy granted to the Beneficiary under the Credit Agreement or the other Loan Documents or available to the Beneficiary at law or in equity including, without limitation, declare, by written notice to the Grantor, the Secured Obligations and all other Obligations to be due and payable immediately or on a date specified in such notice, and on such date the same shall be and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which the Grantor hereby waives. The Grantor will pay on demand all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Beneficiary in enforcing this Deed of Trust or the Secured Obligations or any other Loan Document, or occasioned by any default hereunder or thereunder.

     SECTION 3.2. Legal Proceedings; Foreclosure. If an Event of Default shall
                  ------------------------------
have occurred and be continuing, the Beneficiary at any time may, at its election, proceed at law or in equity or otherwise to enforce the payment of the Secured Obligations in accordance with the terms hereof and thereof and to foreclose the lien of this Deed of Trust as against all or any part of the Collateral and to have the same sold under the judgment or decree of a court of competent jurisdiction. The Beneficiary shall be entitled to recover in such proceedings all costs incident thereto, including attorneys' fees and expenses in such amounts as may be fixed by the court.

     SECTION 3.3. Power of Sale. If an Event of Default shall have occurred and
                  -------------
be continuing, the Beneficiary is authorized and empowered, without further notice, to file with the Trustee, a notice of election and demand for sale, in writing, as provided by the law of the State. After such filing, the Trustee may lawfully foreclose and shall foreclose the lien of this Deed of Trust, and sell and dispose of the Property en masse or in separate parcels (as the Beneficiary may elect) and all the right, title, and interest of the Grantor therein, at a public auction at any place then authorized by the law of the State as may be specified in the notice of such sale, for the highest and best price (the "Trustee's Sale"), four (4) weeks' public notice having previously been given of the time and place of such sale by advertisement, weekly, in a newspaper of general circulation at the time published in the County where the Property is located, or upon such other notice as may then be required by the law of the State. The Trustee shall issue, execute, and deliver a certificate of purchase, a trustee's deed (which may be in the ordinary form of conveyance), or a certificate of redemption in the manner provided by the law of the State to the party entitled thereto. The Trustee shall apply the proceeds or avails of the Trustee's Sale as required by the law of the State. The Beneficiary may purchase all or any part of the Property at the Trustee's Sale. Any purchaser at the Trustee's Sale shall not be responsible for the application of the purchase money. In the event of any express conflict between the provisions of this Deed of Trust and the provisions of Colorado Revised Statutes, the provisions of Colorado Revised Statutes shall apply. If this Deed of Trust is foreclosed by Trustee, Trustee shall allow a reasonable amount of attorneys; fees for services rendered in the supervision of such foreclosure proceedings as a part of the cost of the foreclosure.

     SECTION 3.4. Uniform Commercial Code Remedies. If an Event of Default shall
                  --------------------------------
have occurred and be continuing, the Beneficiary may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the Uniform Commercial Code of the State. The Grantor shall, promptly upon request by the Beneficiary, assemble the Collateral, or any portion thereof generally described in such request, and make them available to the Beneficiary at such place or places designated by the Beneficiary and reasonably convenient to the Beneficiary and the Grantor. If the Beneficiary elects to proceed under the Uniform Commercial Code of the State to dispose of portions of the Collateral, the Beneficiary, at its option, may give the Grantor notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to the Grantor at least ten days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by the Beneficiary of any portion of the Collateral or any interest therein is required by law, the Grantor conclusively agrees that ten days' notice to the Grantor of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable.

     SECTION 3.5. Beneficiary Authorized to Execute Deeds, etc. The Grantor
                  --------------------------------------------
irrevocably appoints the Beneficiary the true and lawful attorney of the Grantor, in its name and stead and on its behalf, for the purpose of effectuating, after the occurrence and during the continuation of an Event of Default, any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise, to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

     SECTION 3.6. Purchase of Collateral by Beneficiary. The Beneficiary may be
                  -------------------------------------
a purchaser of the Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and the Beneficiary may apply upon the purchase price thereof the indebtedness secured hereby. Such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the security interest and lien of this Deed of Trust and free of all rights of redemption in the Grantor.

     SECTION 3.7. Receipt a Sufficient Discharge to Purchaser. Upon any sale of
                  -------------------------------------------
the Collateral or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of the Beneficiary or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

     SECTION 3.8.  Waiver of Appraisement, Valuation, etc. The Grantor hereby
                   --------------------------------------
waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Collateral or any part thereof or any interest therein.

     SECTION 3.9.  Sale a Bar Against Grantor. Any sale of the Collateral or any
                   --------------------------
part thereof or any interest therein under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise, shall forever be a bar against the Grantor.

     SECTION 3.10. Application of Proceeds of Sale and Other Moneys. The
                   ------------------------------------------------
proceeds of any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Deed of Trust, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by the Beneficiary as part of the Collateral, unless otherwise required by the law of the State, shall be applied as follows:

          First: to the payment of the reasonable costs and expenses of such
          -----
     sale (including, without limitation, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over, repairing, managing, operating, maintaining and preserving the Collateral or any part thereof prior to such sale), all reasonable costs and expenses incurred by the Beneficiary or any other Person in obtaining or collecting any insurance proceeds, condemnation awards or other amounts received by the Beneficiary, all reasonable costs and expenses of any receiver of the Collateral or any part thereof, and any Impositions or other charges or expenses prior to the security interest or lien of this Deed of Trust, which the Beneficiary may consider it necessary or desirable to pay;

          Second: Ratably, to the payment of any indebtedness secured by this
          ------
     Deed of Trust, other than indebtedness with respect to the Secured Obligations at the time outstanding, which the Beneficiary may consider it necessary or desirable to pay;

          Third: Ratably, to the payment of all amounts of principal of and
          -----
     interest (including Post-Petition Interest
     to the extent such interest is an Obligation) at the time due and payable on the Secured Obligations at the time outstanding (whether due by reason of maturity or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the Default Rate on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and, in case such moneys shall be insufficient to pay in full the amounts so due and unpaid with respect to the Secured Obligations at the time outstanding, then, first, to the payment of all amounts of
                                    -----
     interest (including Post-Petition Interest to the extent such interest is an Obligation) at the time due and payable on the Secured Obligations and, second, to the payment of all amounts of principal at the time due and
     ------
     payable on the Secured Obligations; and

          Fourth: the balance, if any, held by the Beneficiary after payment in
          ------
     full of all amounts referred to in subdivisions First, Second and Third,
                                                            ------     -----
     above, shall, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of the Grantor.

     SECTION 3.11. Appointment of Receiver. If an Event of Default shall have
                   -----------------------
occurred and be continuing, the Beneficiary shall, as a matter of right and without regard to the adequacy of any security for the indebtedness secured hereby or the solvency of the Grantor and without notice to Grantor, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Grantor hereby consents to the appointment of such a receiver and will not oppose any such appointment and agrees that all expenses of such receivership shall be borne by the Grantor and shall be an Obligation secured by this Deed of Trust.

     SECTION 3.12. Possession, Management and Income. If an Event of Default
                   ---------------------------------
shall have occurred and be continuing, in addition to, not in limitation of, the rights and remedies provided in Section 1.14, the Beneficiary, upon five days'
                                ------------
notice to the Grantor, may enter upon and take possession of the Collateral or any part thereof by force, summary proceeding, ejectment or otherwise and may remove the Grantor and all other Persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and Proceeds accruing with respect thereto or any part thereof. The

Beneficiary shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Beneficiary shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Collateral or any part thereof, and any Impositions or other charges prior to the lien and security interest of this Deed of Trust which the Beneficiary may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Section 3.10.
            ------------

     SECTION 3.13. Right of Beneficiary to Perform Grantor's Covenants, etc. If
                   --------------------------------------------------------
the Grantor shall fail to make any payment or perform any act required to be made or performed hereunder or under the Credit Agreement or the other Loan Documents, the Beneficiary, without notice to or demand upon the Grantor and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Grantor, and may enter upon the Collateral for such purpose and take all such action thereon as, in the Beneficiary's opinion, may be necessary or appropriate therefor, provided that
                                                                 -------- ----
the Beneficiary shall have no right to perform any covenant of the Grantor under
Section 1.19 (or Section 1.4 to the extent that it includes any of the matters
------------     -----------
more specifically described in Section 1.19) until the entire outstanding
                               ------------
principal amount of the Secured Obligations shall have become due and payable by reason of the declaration of the Beneficiary or the Lenders or the maturity of the Notes. No such entry and no such action shall be deemed an eviction of any lessee of the Property or any part thereof. All sums so paid by the Beneficiary and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Deed of Trust and shall be paid by the Grantor to the Beneficiary on demand.

     SECTION 3.14. Subrogation. To the extent that the Beneficiary, on or after
                   -----------
the date hereof, pays any sum due under any provision of any Legal Requirement or any instrument creating any lien prior or superior to the lien of this Deed of Trust, or the Grantor or any other Person pays any such sum with the proceeds of the Loans evidenced by the Notes, the Beneficiary shall have and be entitled to a lien on the Collateral equal in priority to the lien discharged, and the

Beneficiary shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit the Beneficiary in securing the Obligations.

     SECTION 3.15. Remedies, etc., Cumulative. Each right, power and remedy of
                   --------------------------
the Beneficiary provided for in this Deed of Trust or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust or the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Beneficiary of any one or more of the rights, powers or remedies provided for in this Deed of Trust, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Beneficiary of any or all such rights, powers or remedies.

     SECTION 3.16. Provisions Subject to Applicable Law. All rights, powers and
                   ------------------------------------
remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of such term shall not be affected thereby.

     SECTION 3.17. No Waiver, etc. No failure by the Beneficiary to insist upon
                   --------------
the strict performance of any term hereof or of any other Loan Document, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Deed of Trust, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any of the Obligations before or after its due date, the Beneficiary shall not be deemed to have waived its right either to require prompt payment or performance when due of all other Obligations payable hereunder or to declare a default for failure to effect such prompt payment or performance.

     SECTION 3.18. Compromise of Actions, etc. Any action, suit or proceeding
                   --------------------------
brought by the Beneficiary pursuant to any of the terms of this Deed of Trust, the Credit Agreement, any other Loan Document, or otherwise, and any claim made by the Beneficiary hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Beneficiary without any notice to or approval of the Grantor.

                                   ARTICLE IV

                                   DEFINITIONS
                                   -----------

     SECTION 4.1. Terms Defined in this Deed of Trust. When used herein the
                  -----------------------------------
following terms have the following meanings:

     "Beneficiary": see the preamble.
      -----------

     "Collateral": see the granting clause.
      ----------

     "Credit Agreement": see the second recital.
      ----------------           ------ -------

     "Deed of Trust": see the preamble.
      -------------

     "Default" means any Event of Default or any condition or event which, after
      -------
notice or lapse of time, or both, would constitute an Event of Default.

     "Default Rate" means the per annum rate of interest specified in Section
      ------------
3.2.2 of the Credit Agreement.

     "Event of Default": see Section 3.1.
      ----------------

     "Goods": see clause (c) of the granting clause.
      -----       ----------        -------- ------

     "Grantor": see the preamble.
      -------           --------

     "herein", "hereof", "hereto", and "hereunder" and similar terms refer to
      ------    ------    ------        ---------
this Deed of Trust and not to any particular Section, paragraph or provision of this Deed of Trust.

     "Impositions": see Section 1.5.
      -----------       -----------

     "Improvements": see clause (b) of the granting clause.
      ------------       ----------        -------- ------

     "Indemnified Parties": see Section 1.16.
      -------------------       ------------

     "Insurance Requirements": see paragraph (a) of Section 1.6.
      ----------------------       -------------    -----------

     "Intangibles": see clause (d) of the granting clause.
      -----------       ----------        -------- ------

         "Land":  see the first recital.
          ----            ----- -------

         "Leases":  see paragraph (a) of Section 1.14.
          ------        -------------    ------------

         "Legal Requirements":  see paragraph (b) of Section 1.6.
          ------------------        -------------    -----------

         "Lenders":  see the preamble.
          -------            --------

         "Loans":  see the second recital.
          ----             ------ -------

         "Loan Document":  see clause (b) of the sixth recital.
          -------------        ----------        ----- -------

         "Notes": means the following Notes delivered to Beneficiary: (1) the
          -----
Note dated May 29, 2001, in the original principal amount of $27,168,210.00 executed by Nasco International, Inc., a Wisconsin corporation and made to the order of Bank of America, N.A., and (2) the Note dated May 29, 2001 in the original principal amount of $23,831,790.00 executed by Nasco International, Inc., a Wisconsin corporation and made to the order of Bank One, Wisconsin.

         "Obligations":  see the sixth recital.
          -----------            ----- -------

         "Other Obligations":  See Section 5.12.
          -----------------        ------------

         "Other Parties":  See Section 5.12.
          -------------        ------------

         "Permits":  see clause (f) of the granting clause.
          -------        ----------        -------- ------

         "Permitted Encumbrances":  see Section 1.2.
          ----------------------        -----------

         "Person" means a corporation, an association, a partnership, an
          ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency or officer.

         "Plans":  see clause (e) of the granting clause.
          -----        ----------        -------- ------

         "Post-Petition Interest":  see Section 2.3.
          ----------------------        -----------

         "Proceeds":  see clause (h) of the granting clause.
          --------        ----------        -------- ------

         "Property":  see clause (b) of the granting clause.
          --------        ----------        -------- ------

         "Ratable" or "Ratably" means, in the context of a distribution of
          -------      -------
Collateral or Proceeds, an allocation of such Collateral or Proceeds among the Lenders pro rata in accordance with their respective portion of the aggregate
        --- ----
dollar amount of the Obligations to which the distribution is being applied.

         "Real Estate":  see clause (a) of the granting clause.
          -----------        ----------        -------- ------

         "Rents":  see paragraph (a) of Section 1.14.
          -----        -------------    ------------

         "Secured Obligations":  see the second recital.
          -------------------            ------ -------

         "State": means the State of Colorado.
          -----

         "Taking":  see clause (b) of Section 2.2.
          ------        ----------    ------------

         "Total Destruction" means any damage to or destruction of the
          -----------------
Improvements or any part thereof which, in the reasonable estimation of the Beneficiary shall require the expenditure of an amount in excess of $200,000 to restore the Improvements to substantially the same condition of the Improvements immediately prior to such damage or destruction.

         "Total Taking" means a Taking, whether permanent or for temporary use,
          ------------
which, in the reasonable judgment of the Beneficiary, shall substantially interfere with the normal operation of the Property by the Grantor.

         "Trustee":  see the preamble.
          -------            --------

         "Trustee's Sale":  see Section 3.3.
          --------------

         SECTION 4.2.  Use of Defined Terms. Terms for which meanings are
                       --------------------
provided in this Deed of Trust shall, unless otherwise defined or the context otherwise requires, have such meanings when used in any certificate and any opinion, notice or other communication delivered from time to time in connection with this Deed of Trust or pursuant hereto.

         SECTION 4.3.  Credit Agreement Definitions. Unless otherwise defined
                       ----------------------------
herein or the context otherwise requires, capitalized terms used in this Deed of Trust, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE V

                                  MISCELLANEOUS
                                  -------------

    SECTION 5.1.   Further Assurances; Financing Statements.
                   ----------------------------------------

         SECTION 5.1.1.  Further Assurances. The Grantor, at its expense, will
                         ------------------
execute, acknowledge and deliver all such instruments and take all such other action as the Beneficiary from time to time may reasonably request:

          (a) better to subject to the lien and security interest of this Deed of Trust all or any portion of the Collateral,

          (b) to perfect, publish notice or protect the validity of the lien and security interest of this Deed of Trust,

          (c) to preserve and defend the title to the Collateral and the rights of the Beneficiary therein against the claims of all Persons as long as this Deed of Trust shall remain undischarged,

          (d) better to subject to the lien and security interest of this Deed of Trust or to maintain or preserve the lien and security interest of this Deed of Trust with respect to any replacement or substitution for any Improvements or any other after-acquired property, or

          (e) in order further to effectuate the purposes of this Deed of Trust and to carry out the terms hereof and to better assure and confirm to the Beneficiary its rights, powers and remedies hereunder.

          SECTION 5.1.2. Financing Statements. Notwithstanding any other
                         --------------------
provision of this Deed of Trust, the Grantor hereby agrees that, without notice to or the consent or signature of the Grantor, the Beneficiary may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Deed of Trust.

          SECTION 5.2. Additional Security. Without notice to or consent of the
                       -------------------
Grantor, and without impairment of the security interest and lien and rights created by this Deed of Trust, the Beneficiary may accept from the Grantor or any other Person additional security for the Secured Obligations. Neither the giving of this Deed of Trust nor the acceptance of any such additional security shall prevent the Beneficiary from resorting, first, to such additional security, or, first, to the security created by this Deed of Trust, or concurrently to both, in any case without affecting the Beneficiary's lien and rights under this Deed of Trust.

    SECTION 5.3.   Defeasance; Partial Release, etc.
                   --------------------------------

         SECTION 5.3.1. Defeasance. If the Grantor or Nasco shall pay, in full,
                        ----------
the principal of and premium, if any, and interest on the Secured Obligations in accordance with the terms thereof and hereof and all other sums payable hereunder by the Grantor and shall comply with all the terms, conditions and requirements hereof and of the Secured Obligations, then on such date, this Deed of Trust shall be (except as provided herein) null and void and of no further force and effect and the Collateral shall thereupon be, and be deemed to have been, reconveyed, released and discharged from this Deed of Trust without further notice on the part of either the Grantor or the Beneficiary.

         SECTION 5.3.2. Partial Release etc. The Beneficiary may, at any time
                        -------------------
and from time to time, without liability therefor, and without prior notice to the Grantor, release, reconvey any part of the Collateral, consent to the making of any map or plat of the Property, join in granting any easement thereon or join in any extension agreement or agreement subordinating the lien of this Deed of Trust or enter into any other agreement in connection with the Collateral.

         SECTION 5.4.   Notices, etc. All notices and other communications
                        ------------
provided to the Grantor or the Beneficiary under this Deed of Trust shall be given in the manner and with the effect specified in the Credit Agreement. The foregoing incorporation by reference of the Grantor's mailing address shall be deemed to be a request by the Grantor that a copy of any notice of default and of any notice of sale hereunder be mailed to the Grantor at such address as provided by law.

         SECTION 5.5.   Waivers, Amendments, etc. The provisions of this Deed of
                        ------------------------
Trust may be amended, discharged or terminated and the observance or performance of any provision of this Deed of Trust may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by the Grantor and the Beneficiary.

         SECTION 5.6.   Cross-References. References in this Deed of Trust and
                        ----------------
in each instrument executed pursuant hereto to any Section or Article are, unless otherwise specified, to such Section or Article of this Deed of Trust or such instrument, as the case may be, and references in any Section, Article or definition to any clause are, unless otherwise specified, to such clause of such Section, Article or definition.

     SECTION 5.7.  Headings. The various headings of this Deed of Trust and of
                   --------
each instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Deed of Trust or such instrument or any provisions hereof or thereof.

     SECTION 5.8.  Governing Law. This Deed of Trust shall be deemed to be a
                   -------------
contract made under and governed by the laws of the State.

     SECTION 5.9.  Successors and Assigns, etc. This Deed of Trust shall be
                   ---------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 5.10. Loan Document. This Deed of Trust is a Loan Document executed
                   -------------
pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.
                              ---------

     SECTION 5.11. Severability. Any provision of this Deed of Trust or any
                   ------------
other Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed of Trust or such Loan Document or affecting the validity or unenforceability of such provision in any other jurisdiction.

     SECTION 5.12. Accommodation Provisions. Insofar as this Deed of Trust
                   ------------------------
secures obligations (the "Other Obligations") of other obligors other than
                          -----------------
Grantor (the "Other Parties") in favor of Beneficiary, Grantor has executed and
              -------------
delivered this Deed of Trust as an accommodation instrument with the intent of subjecting its interests in the Collateral to the lien of this Deed of Trust as security for the Other Obligations and in order to induce Beneficiary to enter into the Loan Documents. Grantor hereby agrees, to the fullest extent permitted by law, not to assert or take advantage of:

          (a) Any right to require Beneficiary to proceed against the Other Parties or any other person or to proceed against or exhaust any other security held by Beneficiary at any time or to pursue any other remedy in Beneficiary's power before exercising any right or remedy under this Deed of Trust.

          (b) Any defense that may arise by reason of:

               (i) Beneficiary's failure to proceed against the Other Parties' property, or any other party against whom Beneficiary might assert a claim, before proceeding against Grantor under this Deed of Trust; or

               (ii) The release, suspension, discharge or impairment of any of Beneficiary's rights against the Other Parties or any other party against whom Beneficiary might assert a claim, whether such release, suspension, discharge or impairment is explicit, tacit or inadvertent; or

               (iii) Beneficiary's failure to pursue any other remedies available to Beneficiary that would reduce the burden of the indebtedness secured hereby on Grantor's interests in the Collateral; or

               (iv) Any extension of the time for the payment or performance of any of the Other Obligations or this Deed of Trust; or

               (v) Any amendment of this Deed of Trust or the Other Obligations, whether or not such amendment materially affects the risk that Grantor has assumed by executing this Deed of Trust; or

               (vi) The incapacity, lack of authority, death or disability of the Other Parties or any other person or persons; or

               (vii) The failure of Beneficiary to file or enforce a claim against the estate (in either administration, bankruptcy or any other proceedings) of the Other Parties or any other person or persons.

          (c) Demand, protest and notice of any kind, including, without limitation, the following notices:

               (i) Notice of the evidence, creation or incurring of any new or additional indebtedness or obligation (provided that such indebtedness or obligation is not secured by this Deed of Trust); or

               (ii) Notice of any action or non-action on the part of the Other Parties or Beneficiary in connection with any obligation or evidence of indebtedness held by Beneficiary as collateral; or

               (iii) Notice of payment or non-payment by the Other Parties of the indebtedness secured by this Deed of Trust.

          (d) Any right to assert against the Beneficiary any defense arising by reason of any claim or defense based upon an election of remedies by the Beneficiary to foreclose, either by judicial foreclosure or by exercise of the power of sale, under any other deed of trust securing the Other Obligations, which in any manner impairs, reduces, releases, destroys or extinguishes Grantor's subrogation rights, rights to proceed against the Other Parties for reimbursement, or any other rights of Grantor to proceed against any other person or security. Grantor waives all rights and defenses to enforcement of all or any part of the indebtedness secured hereby which defenses are based on an election of remedies by Beneficiary, even though the election of remedies, such as nonjudicial foreclosure with respect to any such other deed of trust, may destroy Grantor's rights of subrogation and reimbursement against the Other Parties. This means, among other things:

               (i) The Beneficiary may collect from the Grantor without first foreclosing on any real or personal property collateral pledged by the Other Parties.

               (ii) If the Beneficiary forecloses on any real property collateral pledged by the Other Parties:

                         (1) The amount of the debt may be reduced only by the
price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                         (2) The Beneficiary may collect from the Grantor even
if the Beneficiary, by foreclosing on the other real property collateral, has destroyed any right the Grantor may have to collect from the Other Parties.

          This is an unconditional and irrevocable waiver of any rights and defenses the Grantor may have because the debtor's debt is secured by real property.

          (e) Any rights arising because of Grantor's payment or satisfaction of the indebtedness secured hereby (i) against the Other Parties, by way of subrogation to the rights of Beneficiary or otherwise, or (ii) against any other guarantor or any Other Party obligated to pay any of the indebtedness secured hereby, by way of contribution or reimbursement or otherwise.

          (f) Any duty on the part of Beneficiary to disclose to Grantor any default under the Other Obligations.

          (g) Any duty on the part of Beneficiary to disclose to Grantor any facts Beneficiary may now know or may hereafter know about the Other Parties or any successors in interest (if any) regardless of whether Beneficiary (i) has reason to believe that any such facts materially increase the risk beyond the risk which Grantor intends to assume by executing this Deed of Trust, (ii) has reason to believe that these facts are unknown to Grantor, or (iii) has a reasonable opportunity to communicate such facts to Grantor, it being understood and agreed that Grantor is fully responsible for being and keeping informed of the financial condition of the Other Parties or any successor in interest of the Other Parties and of all circumstances bearing on the risk of nonpayment of any indebtedness of the Other Parties to Beneficiary that is secured hereby.

          (h) Any right to object to the release of any portions of the Collateral from the lien of this Deed of Trust notwithstanding the fact that such releases may be made without Beneficiary's having received any or adequate consideration therefor.

          Grantor further agrees that with respect to any Secured Obligation secured hereby Beneficiary may, in such manner and upon such terms and at such times as Beneficiary deems best and without demand or notice to or consent of Grantor (i) release any party now or hereafter liable for the performance of any such Secured Obligation, (ii) extend the time for the performance of any such Secured Obligation, (iii) accept additional security therefor, and (iv) alter, substitute or release any property securing such performance.

          Before executing this Deed of Trust, Grantor has made such independent legal and factual inquiries and investigations as Grantor deemed necessary or desirable with respect to the ability of the Other Parties to honor all of the Other Parties' covenants and agreements with Beneficiary, and Grantor has relied solely on said independent inquiries and investigations preparatory to entering into this Deed of Trust.

     IN WITNESS WHEREOF, the Grantor has caused this Deed of Trust to be duly executed as of the day and year first above written.


                                          Grantor:


                                          AMERICAN EDUCATIONAL PRODUCTS, INC.,
                                          a Colorado corporation


                                          By:__________________________________
                                             Name:
                                             Title:

                                 ACKNOWLEDGMENT



STATE OF COLORADO            )
                             )   SS.:
COUNTY OF _________________  )



         The foregoing Deed of Trust was acknowledged before me this _____ day of ____________, 2001, by _______________________, as _____________ of American
Educational Products, Inc., a Colorado corporation.

         Witness my hand and official seal.

         My commission expires ___________.

[SEAL]
                                           _____________________________
                                           Notary Public

                                   SCHEDULE 1

                             DESCRIPTION OF THE LAND
                             -----------------------

A portion of Block 22 and the West 1/2 of the vacated street abutting Block 22 on the East of Riverside Park, a Subdivision in the City of Fort Collins, Colorado, more particularly described as being contained within boundary lines which considering the East line of the Southeast 1/4 of Section 2, Township 7 North, Range 69 West of the 6th P.M., as bearing due South and with all bearings contained herein relative thereto; begin at a point which bears South 89 degrees 57' West 1950.00 feet and again South 38.42 feet from the East 1/4 corner of said Section 2 and run thence West 193.60 feet, thence South 450.00 feet, thence East 193.60 feet, thence North 450.00 feet to the Point of Beginning; and a portion of Block 22, Riverside Park, a Subdivision in The City of Fort Collins, Colorado, more particularly described as being contained in boundary lines which considering the East line of the Southeast 1/4 of Section 2, Township 7 North, Range 69 West of the 6th P.M., as bearing due South and with all bearings contained herein relative thereto; begin at a point which bears South 89 degrees 57' West 1950.00 feet and again South 38.42 feet and again West 193.60 feet from the East 1/4 corner of said Section 2, and run thence West 96.80 feet, thence South 450.00 feet, thence East 96.80 feet, thence North 450.00 feet to The Point of Beginning.

County of Larimer, State of Colorado.

Address:  401 Hickory, Fort Collins, Colorado

                                   SCHEDULE 2

                             Permitted Encumbrances

1. Right of way for the Greeley Salt Lake and Pacific Railroad Company as stated in Deed recorded September 15, 1882 in Book T at Page 362.

2. Right of way for Town Ditch as stated in instrument recorded September 1, 1901 in Book 137 at Page 168.

3. Terms, conditions, provisions and obligations of Easement Dedication recorded April 21, 1993 as Reception No. 93024709.